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                             Janus Investment Fund
                          Janus Global Technology Fund

                       Supplement dated November 10, 2005
                      to Currently Effective Prospectuses

Janus Global Technology Fund is classified as a diversified fund under the Investment Company Act of 1940. This generally means that the Fund is not permitted to normally invest a larger percentage of its assets in a smaller number of issuers. This change is not expected to impact the Fund's investment strategies. Any references within the prospectus to the Fund's classification as a nondiversified fund are removed by this supplement.
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                             Janus Investment Fund
                          Janus Global Technology Fund

                       Supplement Dated November 10, 2005
           to Currently Effective Statement of Additional Information

The following replaces, in its entirety, the information in the "Classification" section of the Statement of Additional Information:

Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Orion Fund, Janus Twenty Fund, Janus Contrarian Fund and Janus Global Opportunities Fund are classified as nondiversified. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are classified as diversified funds.

The following replaces paragraph (1) in the "Investment Policies And Restrictions Applicable To All Funds" section of the Statement of Additional
Information:

(1) With respect to 75% of its total assets, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.